NOTICE OF ASSIGNMENT

                               September 30, 1997


To:      Ms. Valerie Rosenfeld
         Vice President and Treasurer
         Merix Corporation
         P.O. Box 3000, F8-118
         Forest Grove, OR 97116

         Bank of America National Trust
           and Savings Association, as
           Letter of Credit Agent
         Commercial Banking
         121 S.W. Morrison Street
         Suite 1700
         Portland, OR 97204
         Attn:  Robert Countryman
                Vice President

         Bank of America National Trust
           and Savings Association,
           as Agent
         701 Fifth Avenue, 16th Floor
         Seattle, Washington 98104
         Attn:  Ms. Dora A. Brown
                Vice President/
                Senior Agency Officer

From:    Wells Fargo Bank, N.A. (the "Assignor")

          Bank of America National Trust and Savings Association, as a Lender (the "Assignee")

          1. We refer to that Loan Agreement dated as of October 31, 1996 (which, as it may be further amended, modified, renewed or extended from time to time is herein called the "Loan Agreement"), among Merix Corporation, as the Borrower, certain banks party thereto, including the Assignor and Assignee, as the Lenders, Bank of America National Trust and Savings Association, as Letter of Credit Agent, and Bank of America National Trust and Savings Association, doing business as Seafirst Bank, the successor by merger to Bank of America, NW, N.A., as the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Loan Agreement.


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
          2. This Notice of Assignment (this "Notice") is given and delivered to the Borrower and the Agent pursuant to Section 11.5 of the Loan Agreement.

          3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of September 30, 1997 (the "Assignment"), pursuant to which, among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor an interest in and to the Assignor's rights and obligations under the Loan Agreement such that after giving effect to such assignment the Assignee's Commitment shall be $30,000,000 and its Pro Rata Share of all outstanding rights and obligations under the Loan Agreement shall be 100%. The Effective Date of the Assignment shall be the later of September 30, 1997 or two Business Days (or such shorter period as agreed to by the Agent) after this Notice has been executed and delivered among each of the Assignor, the Assignee, the Agent, the Letter of Credit Agent and the Borrower, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee in the Assignment has not been satisfied.

          4. The Assignor and the Assignee hereby give to the Borrower and the Agent notice of the Assignment and delegation referred to herein. The Assignor will confer with the Agent to determine the Effective Date of this Assignment pursuant to Section 3 hereof. The Assignor shall notify the Agent if the Assignment does not become effective on any proposed Effective Date as a result of the failure to satisfy the conditions precedent agreed to by the Assignor and the Assignee in the Assignment.

          5. If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacement Notes, to the Assignor and the Assignee. The Assignor agrees to deliver to the Agent the original Note received by it from the Borrower.


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
          6. The Assignee advises the Agent that notice instructions are as set forth in the Assignment.

ASSIGNEE:                              ASSIGNOR:

BANK OF AMERICA NATIONAL TRUST         WELLS FARGO BANK, N.A.
AND SAVINGS ASSOCIATION

By: ROBERT L. COUNTRYMAN               By: DARRELL SUTHERLAND
    ------------------------------         ------------------------------
    Name: Robert L. Countryman          Name: Darrell Sutherland
          ------------------------            ---------------------------
    Title: Vice President               Title: Vice President
           -----------------------             --------------------------

          The Agent hereby acknowledges receipt of the foregoing Notice and hereby agrees that the form of such Notice is satisfactory to the Agent so as to satisfy the requirements of Section 11.5 of the Loan Agreement with respect to the assignment by the Assignor to the Assignee pursuant to the Assignment referred to in the foregoing Notice. The Agent also hereby releases the Assignor from any obligations to it which have been assigned to the Assignee.

                                       BANK OF AMERICAN NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, doing business
                                       as SEAFIRST BANK

                                       By: DORA A. BROWN
                                           -------------------------------------
                                           Name: Dora A. Brown
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------

          The Borrower hereby acknowledges receipt of the foregoing Notice and, pursuant to Section 11.5 of the Loan Agreement, hereby consents to the assignment by the Assignor to the Assignee pursuant to the Assignment referred to in the foregoing Notice. The undersigned also hereby releases the Assignor from any obligations to it which have been assigned to the Assignee.

                                       MERIX CORPORATION

                                       By: JANIE S. BROWN
                                           -------------------------------------
                                           Name: Janie S. Brown
                                                 -------------------------------
                                           Title: VP, Corporate Controller
                                                  & Treasurer
                                                  ------------------------------


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
          The Letter of Credit Agent hereby acknowledges receipt of the foregoing Notice and, pursuant to Section 11.5 of the Loan Agreement, hereby consents to the assignment by the Assignor to the Assignee pursuant to the Assignment referred to in the foregoing Notice. The undersigned also hereby releases the Assignor from any obligations to it which have been assigned to the Assignee.

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION

                                       By: ROBERT L. COUNTRYMAN
                                           -------------------------------------
                                           Name: Robert L. Countryman
                                                 -------------------------------
                                           Title: Vice President
                                                  ------------------------------


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